                                                                  EXHIBIT 10.2.8

                            HERITAGE OPERATING, L.P.

                            SIXTH AMENDMENT AGREEMENT

      Re:       Note Purchase Agreement dated as of June 25, 1996
              Note Purchase Agreement dated as of November 19, 1997
               Note Purchase Agreement dated as of August 10, 2000

                                                                     Dated as of
                                                               November 18, 2003

To each of the Holders named
   in Schedule 1 to this Sixth
   Amendment Agreement

Ladies and Gentlemen:

         Reference is made to

                           (i) the Note Purchase Agreement dated as of June 25, 1996 (the "Original 1996 Agreement"), among Heritage Operating, L.P., a Delaware limited partnership (the "Company") and the Purchasers named in the Purchaser Schedule attached thereto, as amended by a letter agreement (the "Letter Agreement") dated July 25, 1996, a First Amendment Agreement (the "First Amendment Agreement") dated as of October 15, 1998, a Second Amendment Agreement (the "Second Amendment Agreement") dated as of September 1, 1999, a Third Amendment Agreement (the "Third Amendment Agreement") dated as of May 31, 2000, a Fourth Amendment Agreement (the "Fourth Amendment Agreement") dated as of August 10, 2000, and a Fifth Amendment Agreement (the "Fifth Amendment Agreement") dated as of December 28, 2000 (said Original 1996 Agreement, as amended by the Letter Agreement, the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement, the Fourth Amendment Agreement and the Fifth Amendment Agreement, being hereinafter referred to as the "Outstanding 1996 Agreement") under and pursuant to which the Company issued, and there are presently outstanding, $96,000,000 aggregate principal amount of its 8.55% Senior Secured Notes due June 30, 2011 (the "1996 Notes"); and

                           (ii) the Note Purchase Agreement dated as of November 19, 1997 (the "Original 1997 Agreement"), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, as amended by the First Amendment Agreement dated as of October 15, 1998, a Second Amendment Agreement (the "Second Amendment Agreement") dated as of September 1, 1999, a Third Amendment Agreement

         (the "Third Amendment Agreement") dated as of May 31, 2000, a Fourth Amendment Agreement (the "Fourth Amendment Agreement") dated August 10, 2000 and a Fifth Amendment Agreement (the "Fifth Amendment Agreement") dated as of December 28, 2000 (said Original 1997 Agreement, as so amended by the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement, the Fourth Amendment Agreement and the Fifth Amendment Agreement, being hereinafter referred to as the "Amended Original 1997 Agreement"), under and pursuant to which the Company issued, and there are presently outstanding, $12,000,000 aggregate principal amount of its 7.17% Series A Senior Secured Notes due November 19, 2009 (the "Series A Notes") and $20,000,000 aggregate principal amount of its 7.26% Series B Senior Secured Notes due November 19, 2012 (the "Series B Notes"), as supplemented by the First Supplemental Note Purchase Agreement dated as of March 13, 1998 (the "First Supplemental Agreement") among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto, under and pursuant to which the Company issued, and there are presently outstanding, $2,142,857, aggregate principal amount of its 6.50% Series C Senior Secured Notes due March 13, 2007 (the "Series C Notes") (the Amended Original 1997 Agreement as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the "Outstanding 1997 Agreement"); and

                           (iii) the Note Purchase Agreement dated as of August 10, 2000 (the "Original 2000 Agreement"), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, as amended by the Fifth Amendment Agreement (the "Fifth Amendment Agreement") dated as of December 28, 2000 (said Original 2000 Agreement, as so amended by the Fifth Amendment Agreement, being hereinafter referred to as the "Amended Original 2000 Agreement") under and pursuant to which the Company issued, and there are presently outstanding, (a) $12,800,000 aggregate principal amount of its 8.47% Series A Senior Secured Notes due August 15, 2007 (the "2000 Series A Notes"), (b) $32,000,000 aggregate principal amount of its 8.55% Series B Senior Secured Notes due August 15, 2010 (the "2000 Series B Notes"),
         (c) $27,000,000 aggregate principal amount of its 8.59% Series C Senior Secured Notes due August 15, 2010 (the "2000 Series C Notes"), (d) $58,000,000 aggregate principal amount of its 8.67% Series D Senior Secured Notes due August 15, 2012 (the "2000 Series D Notes"), (e) $7,000,000 aggregate principal amount of its 8.75% Series E Senior Secured Notes due August 15, 2015 (the "2000 Series E Notes"), (f) $40,000,000 aggregate principal amount of its 8.87% Series F Senior Secured Notes due August 15, 2020 (the "2000 Series F Notes")"), as supplemented by the First Supplemental Note Purchase Agreement dated as of May 24, 2001 (the "First Supplemental Agreement") among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto, under and pursuant to which the Company issued, and there are presently outstanding, (i) $19,000,000 aggregate principal amount of its 7.21% Series G Senior Secured Notes due May 15, 2008 (the "2001 Series G Notes"), (ii) $8,000,000 aggregate principal amount of its 7.89% Series H Senior Secured Notes due May 15, 2016 (the "2001 Series H Notes") and (iii) $16,000,000 aggregate principal amount to its 7.99% Series I Senior Secured Notes due May 15, 2013 (the "2001 Series I Notes") (the

         Amended Original 2000 Agreement as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the "Outstanding 2000 Agreement").

         The Outstanding 1996 Agreement, the Outstanding 1997 Agreement and the Outstanding 2000 Agreement are hereinafter sometimes collectively referred to as the "Outstanding Agreements". The 1996 Notes, Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes, 2000 Series A Notes, 2000 Series B Notes, 2000 Series C Notes, 2000 Series D Notes, 2000 Series E Notes, 2000 Series F Notes, 2001 Series G Notes, 2001 Series H Notes and 2001 Series I Notes are hereinafter sometimes collectively referred to as the "Outstanding Notes." Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Outstanding Agreements.

         The Company now desires to amend, waive and modify certain provisions of the Outstanding Agreements. You are the owner and holder of the Outstanding Notes set forth opposite your name on Schedule 1 hereto. The Company hereby requests that, from and after the satisfaction of each of the conditions to effectiveness set forth in Article III below, said amendments, waivers and modifications shall be deemed to have been given and said Outstanding Agreements shall be amended in the respects, but only in the respects, hereinafter set forth.

                                    ARTICLE I
                      AMENDMENTS TO OUTSTANDING AGREEMENTS

         I-A. Section 4 of each of the Outstanding Agreements is hereby amended by (i) inserting into the introduction paragraph thereof the phrase "and Section 4J (with respect to all Notes without regard to Series)" immediately following the phrase "and Section 4C (with respect to all Notes without regard to Series)" and (ii) inserting the following new Section 4J immediately following Section 4I thereof as follows (provided that with respect to the Outstanding 1996 Agreement, in addition to the foregoing, Section 4H shall be inserted as "[RESERVED]."):

                  "Section 4J. Contingent Payments on Cap Ex Difference. (i) By no later than the 30th day following the delivery of financial information pursuant to clause (ii) of Section 5A, if the Company has determined that Cap Ex Difference exists as of the last day of the then ended Fiscal Year of the Company, the Company will offer to prepay (at the price specified below and upon notice as provided in clause (ii) of this Section 4J) a principal amount of the outstanding Notes and other Parity Debt (other than Indebtedness permitted by Section 6B(ii)), if any, on a pro rata basis, in an amount equal to the Cap Ex Difference. Each offer to prepay the Notes pursuant to Section 4J(i) shall be made at a price equal to 100% of the principal amount of the Notes to be prepaid, plus interest thereon to the prepayment date plus the Yield-Maintenance Amount, if any, thereon.

                  (ii) If at any time there is Cap Ex Difference, the Company will give written notice as provided in Section 11I (which shall be in the form of an

         Officer's Certificate) to the holders of the Notes not later than 30th day following the delivery of financial information pursuant to clause
         (ii) of Section 5A, stating that any holder failing to elect not to accept the offer shall be deemed to have accepted such offer and (a) setting forth in reasonable detail all calculations required to determine the amount of Cap Ex Difference and the amount of the Cap Ex Difference which is allocable to each Note (the "Cap Ex Allocable Proceeds"), determined by applying the Cap Ex Difference allocable to the Notes, pro rata among all Notes outstanding on the date such prepayment is to be made according to the aggregate then unpaid amounts of the Notes, and the Yield-Maintenance Amount, if any, and (b) stating that the Company irrevocably offers to prepay on the date specified in such notice, which shall not be less than 25 nor more than 45 days after the date of such notice, a principal amount of each outstanding Note equal to the amount of Cap Ex Difference allocated to such Note as described above, plus such Note's share of the Cap Ex Difference allocable to any other Note the holder of which elects on a timely basis not to accept the Company's offer (collectively, the "Cap Ex Non-Accepting Holders"). Such notice shall also indicate that any Cap Ex Accepting Holder that fails to elect not to accept the Cap Ex Pro Rata Option shall be deemed to have accepted such option as set forth below.

                  (iii) Each holder of a Note electing not to accept an offer to prepay given pursuant to this Section 4J shall make such election by notice delivered to the Company at least 10 days prior to the date of prepayment specified in the notice given by the Company pursuant to clause (ii) of this Section 4J. Each other holder of a Note (collectively, the "Cap Ex Accepting Holders") shall be deemed to accept the Company's offer to the extent of its Cap Ex Allocable Proceeds and shall be deemed to have accepted an agreement (the "Cap Ex Pro Rata Option") to have prepaid, in addition to the Cap Ex Allocable Proceeds allocable to such Note (up to the total Cap Ex Allocable Proceeds), all or any part of the balance of the principal amount of such Note using the Cap Ex Allocable Proceeds that would have been paid to the Cap Ex Non-Accepting Holders; provided that any Cap Ex Accepting Holder may elect not to agree to the Cap Ex Pro Rata Option by notice delivered to the Company at least 5 days prior to the date of prepayment specified in the notice given by the Company pursuant to clause (ii) of this Section 4J.

                  (iv) Upon receipt of all timely notices from Cap Ex Non-Accepting Holders and Cap Ex Accepting Holders pursuant to this
         Section 4J, the Company shall allocate the Cap Ex Allocable Proceeds and that portion of the Cap Ex Allocable Proceeds that had been allocated to the Notes of such Cap Ex Non-Accepting Holders among the Notes of Cap Ex Accepting Holders in proportion to the respective Cap Ex Allocable Proceeds allocable to the Notes of Cap Ex Accepting Holders (after giving effect to any Cap Ex Pro Rata Option). Where the portion of the Cap Ex Allocable Proceeds thus allocated to the Note of a Cap Ex Accepting Holder would exceed the maximum principal amount of such Note which such Cap Ex Accepting Holder has agreed to have prepaid (including, without limitation, pursuant to a Cap Ex Pro Rata Option), such excess shall be allocated among the Notes of Cap Ex Accepting Holders who have agreed to accept prepayments (including, without limitation, pursuant to a Cap Ex Pro Rata Option) in amounts which still exceed the amount of prepayments previously allocated to them; and such allocation shall be repeated as many times as shall be necessary until (a) the Cap Ex Allocable Proceeds have been fully allocated or (b) it is no longer possible to allocate the Cap Ex Allocable Proceeds without exceeding the maximum principal amounts of Notes which all Cap Ex Accepting Holders respectively have agreed to have prepaid (including, without limitation, pursuant to all the Cap Ex Pro Rata Options).

                  (v) The principal amount of any Notes with respect to which an offer to prepay pursuant to this Section 4J has been made and not rejected shall become due and payable on the date specified in the notice of such offer given by the Company pursuant to clause (ii) of this Section 4J. It is understood that all Cap Ex Allocable Proceeds not applied to the prepayment of the Notes or to the payment of Parity Debt pursuant to this Section 4J shall be moneys of the Company and may be used by the Company in such ever manner determined by the Company and in accordance with this Agreement."

         1-B. Section 5A(i) is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                  "(i)     as soon as practicable and in any event within 50
         days after the end of each quarterly period in each fiscal year, (a) consolidated statements of income, partners' capital and cash flows of the Company and its Subsidiaries for such quarterly period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, and consolidated balance sheets of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case, in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and satisfactory in form to the Required Holder(s) and certified by an authorized financial officer of the Company as presenting fairly, in all material respects, the information contained therein (except for the absence of footnotes and subject to changes resulting from normal year-end adjustments), in accordance with GAAP, and (b) a copy of the Quarterly Report on Form 10-Q of the Master Partnership for such quarterly period filed with the Commission;

         1-C. Section 5A(ii) is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                  "(ii)    as soon as practical and in any event within 95 days
         after the end of each fiscal year, (a) consolidated statements of income and cash flows and a consolidated statement of partners' capital (or stockholders' equity, as applicable) of the Company and its Subsidiaries for such year, and consolidated balance sheets of the Company and its Subsidiaries, as at the end of such year, setting forth in each case, in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and reported on by Grant Thornton LLP, or other independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to the scope of the audit,
         (b) consolidated statements of income and cash flows and a consolidated statement of partners' capital (or stockholders' equity, as applicable) of the Master Partnership and its Subsidiaries for such year, and consolidated balance sheets of the Master Partnership and its Subsidiaries, as at the end of such year, setting forth in each case, in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and reported on by Grant Thornton LLP, or other independent public accountants of recognized national standing selected by the Master Partnership whose report shall be without limitation as to the scope of the audit (provided that such report shall not include within the scope of the audit the consolidating statements required by clause (c)); provided, however, that at any time when the Master Partnership shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the Annual Report on Form 10-K of the Master Partnership for such fiscal year prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this clause (b) if all such statements required to be delivered pursuant to this clause (b) with respect to the Master Partnership and its Subsidiaries are included in such Form 10-K, or (c) consolidating statements of income and cash flows and a consolidating statement of partners' capital (or stockholders' equity, as applicable) of the Master Partnership and its Subsidiaries for such year, certified by an authorized financial officer of the Master Partnership as presenting fairly, in all material respects, the information contained therein, in accordance with GAAP (except for the absence of footnotes); provided, however, that at any time when the Master Partnership shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the Annual Report on Form 10-K of the Master Partnership for such fiscal year prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this clause (c) if all such statements required to be delivered pursuant to this clause (c) with respect to the Master Partnership and its Subsidiaries are included in such Form 10-K;"

         1-D. Section 5A(ix) is hereby amended by inserting the phrase ", Aggregate Available Cash and the Aggregate Partner Obligations, together with a calculation of the Company's Percentage of Aggregate Available Cash" immediately following the phrase "the amount of Available Cash".

         1-E. Section 5A is hereby amended by (i) deleting the word "and" at the end of subsection (xi) thereof, (ii) deleting the "." at the end of subsection
(xii) thereof and inserting in lieu thereof the phrase "; and" and (iii) inserting the following new subsection (xiii) immediately following subsection
(xii) thereof as follows:

                                    "(xiii)  as soon as reasonably practicable,
         and in any event within 5 Business Days after a Responsible Officer obtains knowledge that the holder of any secured indebtedness or other indebtedness has given any notice to La Grange or any subsidiary thereof or taken any other action with respect to a claimed event of default or condition of the type referred to in Section 7A(xviii), a written statement of such Responsible Officer describing, to the best knowledge of such Responsible Officer, such notice or other action in reasonable detail and the action which La Grange has taken, is taking and proposes to take with respect thereto."

         1-F. Section 5 of each of the Outstanding Agreements is hereby amended by inserting the following new Sections 5S, 5T and 5U immediately following
Section 5R thereof as follows:

                  "Section 5S. Capital Expenditures. The Company will make Capital Expenditures during each Fiscal Year, beginning with its Fiscal Year ending on August 31, 2004, in an aggregate amount of not less than $20,000,000 in assets utilized in the Business (the "Minimum Cap Ex Funding Amount"); provided, however, that to the extent the Company does not make Capital Expenditures in each Fiscal Year in an amount equal to at least the Minimum Cap Ex Funding Amount, the Company will apply the difference (but only if the difference is positive and equals or exceeds $1,000,000) (the "Cap Ex Difference") between (i) the Minimum Cap Ex Funding Amount and (ii) the actual Capital Expenditures of the Company for that Fiscal Year in assets utilized in the Business, to the prepayment of outstanding Notes in accordance with Section 4J.

                  "Section 5T. Maintenance of Separateness. (i) The Company will:

                           (a) maintain books and records separate from those of
                  any other Person, including any of its partnership interest holders or any Affiliate or Subsidiary;

                           (b) maintain its assets in such a manner that it is
                  not more costly or difficult to segregate, identify or ascertain such assets;

                           (c) observe all corporate formalities;

                           (d) hold itself out to creditors and the public as a
                  legal entity separate and distinct from any other Person, including any of its partnership interest holders and its Affiliates and Subsidiaries;

                           (e) conduct its business in its name or in business
                  names or trade names of the Company or its Subsidiaries and use separate stationary, invoices and checks; and

                           (f) not assume, guarantee or pay the debts or
                  obligations of or hold itself out as being available to satisfy the obligations of any other Person, including any of its partnership interest holders and its Affiliates and Subsidiaries, except as is expressly permitted by the terms of this Agreement.

                  (ii) To the extent that the Company shares the same officers or other employees as any of its Affiliates, the salaries of and the expenses relating to providing benefits to such officers and employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                  (iii) To the extent that the Company jointly contracts with any of its Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in doing so shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services are partially for the benefit of an Affiliate, the costs incurred in doing so shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs.

                  (iv) To the extent that the Company or its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                  "Section 5U. Debt Rating. The Company will use its best efforts to obtain on commercially reasonable terms a long-term debt rating of the Notes from a Rating Agency by no later than June 30, 2004. However, if the Company, in the reasonable judgment of its management, believes it would not receive an investment grade long-term debt rating prior to June 30, 2004, then the Company shall have the right to postpone the receipt of a long-term debt rating of the Notes until December 31, 2004. Notwithstanding the foregoing, the Company shall obtain a long-term debt rating of the Notes from a Rating Agency by not later than December 31, 2004 and shall maintain a long-term debt rating thereafter."

         I-G. Section 6(A)(i) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                  "(i)     Ratio of Consolidated Funded Indebtedness to
         Consolidated EBITDA. The ratio as of the end of any fiscal quarter of Consolidated Funded Indebtedness to Consolidated EBITDA to exceed the ratio set forth below with respect to such fiscal quarter:

       Fiscal Quarters Ending                                      Ratio
-------------------------------------------                    ------------
November 30, 2003 through November 30, 2004                    4.75 to 1.00
February 28, 2005 and thereafter                               4.50 to 1.00"

         I-H. Section 6(A)(iii) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                  "(iii)   Ratio of Adjusted Consolidated Funded Indebtedness to
         Adjusted Consolidated EBITDA. The ratio as at the end of any fiscal quarter of Adjusted Consolidated Funded Indebtedness to Adjusted Consolidated EBITDA to exceed to exceed the ratio set forth below with respect to such fiscal quarter:

        Fiscal Quarters Ending                                                  Ratio
-----------------------------------------                                   ------------
November 30, 2003 through August 31, 2005                                   5.25 to 1.00
November 30, 2005 and thereafter                                            5.00 to 1.00"

         I-I. Section 6(B)(ii) of each of the Outstanding Agreements is hereby amended by deleting the dollar amount of "$65,000,000" and inserting in lieu thereof the dollar amount of "$75,000,000".

         I-J. Section 6E(v)(iii) of each of the Outstanding Agreements is hereby amended by inserting the phrase ", including Investments in La Grange and its Subsidiaries which shall not at any time exceed $1,000,000" immediately following the phrase "Investments permitted under this subclause (iii) shall not at any time exceed $12,500,000".

         I-K. Section 6(F) of each of the Outstanding Agreements is hereby amended by inserting the following sentences immediately following subclause
(ii) as follows:

         "Notwithstanding the foregoing, the Company will not directly or indirectly declare, order or pay Restricted Payments, individually or in the aggregate, for any fiscal quarter in an amount greater than the product of (i) the Company's Percentage of Aggregate Available Cash times (ii) the Aggregate Partner Obligations; provided, however, if at any time the Notes are rated "BBB" (or its equivalent) or better by a Rating Agency, the foregoing limitation set forth in this sentence shall not apply to the Company so long as such rating remains in effect.

         I-L. Section 6(H) of each of the Outstanding Agreements is hereby amended by deleting the phrase "as more fully described in the Memorandum".

         I-M. Section 6(I)(iii) of each of the Outstanding Agreements is hereby amended by inserting the phrase "and Section 6E(v)(iii) with respect to Investments in La Grange or its Subsidiaries" immediately following the phrase "making of an Investment pursuant to Section 6E(i)".

         1-N. Section 6 of each of the Outstanding Agreements is hereby amended by inserting the following new Section 6N immediately following Section 6M thereof as follows:

                  "Section 6N. Commingling of Deposit Accounts and Accounts. The Company will not, nor will it permit any of its Subsidiaries to, commingle their respective deposit accounts or accounts with the deposit accounts or accounts of La Grange or any of its Subsidiaries."

         1-O. Section 7A of each of the Outstanding Agreements is hereby amended by (i) deleting the "." at the end of subsection (xvii) thereof and inserting in lieu thereof the phrase "; or" and (ii) inserting the following new subsection (xviii) immediately following subsection (xvii) thereof as follows:

                           "(xviii) an event of default under any agreement
                  governing secured indebtedness of La Grange relating to (a) bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law with respect to La Grange or any of its subsidiaries, beyond any period of grace provided with respect thereto in such agreement, (b) non-payment of such secured indebtedness or any other indebtedness of LaGrange or any of its subsidiaries, subject to the minimum dollar amount threshold of such indebtedness set forth in such agreement, provided that such non-payment continues for a period of 3 business days beyond any period of grace provided with respect thereto in such agreement, unless, prior to the end of the 3 business day period, the lenders party to such agreement have accelerated the maturity of such indebtedness thereunder or blocked the payment or otherwise limited the payment by La Grange of any scheduled "restricted payment" distribution in respect of any partnership or other equity interest in La Grange, in which case such 3 business-day period shall no longer apply, or (c) any financial covenant default with respect to La Grange which has not been cured, waived or amended within 45 days of the date on notice of such default was given to the lenders party to such agreement, unless, prior to the end of the 45-day period, the lenders party to such agreement shall have blocked the payment or otherwise limited the payment by La Grange of any scheduled "restricted payment" distribution in respect of any partnership or other equity interest in La Grange or shall have accelerated the maturity of such indebtedness, in which case such 45-day period shall no longer apply.

         I-P. Section 10B of each of the Outstanding Agreements is hereby amended by deleting the definitions of "Acquisition Facility," "Current Management," "Revolving Working Capital Facility" and "Specified Entities" contained therein and inserting in lieu thereof the following definitions in the appropriate alphabetical positions:

                   "Acquisition Facility" shall mean the acquisition revolving credit facility of the Company provided for in the Credit Agreement for the purpose of financing acquisitions and improvements and repairs in the aggregate principal amount not to exceed $75,000,000.

                  "Current Management" shall mean not less than two of the following: James E. Bertelsmeyer, R.C. Mills, H. Michael Krimbill, Bradley K. Atkinson, Michael L. Greenwood, Ray C. Davis, Kelcy L. Warren, together with the heirs of, and trusts for the benefit of family members controlled by, any such executive manager."

                  "Revolving Working Capital Facility" shall mean the revolving credit facility of the Company provided for in the Credit Agreement for working capital and other general partnership purposes in an aggregate principal amount not to exceed $75,000,000 at any time outstanding.

                  "Specified Entities" shall mean any one or combination of the following: (i) La Grange Energy, L.P., a Texas limited partnership, any Wholly-Owned Subsidiary thereof, or a Successor thereto, and (ii) any Permitted GP Entity."

         I-Q. Subsection (a) of the definition of "Contracted Dollar" contained in Section 10B of each of the Outstanding Agreements is hereby amended by deleting the dollar amount of "$50,000,000" and substituting therefor the dollar amount of "$75,000,000".

         I-R. Section 10B of each of the Outstanding Agreements is hereby amended by inserting the definitions of "Aggregate Available Cash," "Aggregate Partner Obligations," "Cap Ex Accepting Holders," "Cap Ex Allocable Proceeds," "Cap Ex Difference," "Cap Ex Non-Accepting Holders," "Cap Ex Pro Rata Option," "Capital Expenditures," "La Grange," "La Grange Acquisition," "Minimum Cap Ex Funding Amount," "Percentage of Aggregate Available Cash," "Permitted GP Entity" and "Rating Agency" in the appropriate alphabetical positions:

                  "Aggregate Available Cash" shall mean, with respect to any fiscal quarter of the Company and of La Grange, the aggregate amount of Available Cash of both the Company and its Subsidiaries and of La Grange and its Subsidiaries (which for purposes of this Agreement, shall be calculated using the definition of "Available Cash" set forth in this Agreement, except that (i) all references therein to the "Company" shall be deemed for purposes of this calculation only references to La Grange and (ii) the last sentence of that definition for purposes of this calculation only shall be modified to refer to reserves established by La Grange with respect to indebtedness on the same bases as set forth in that definition).

                  "Aggregate Partner Obligations" shall mean, with respect to any fiscal quarter of the General Partner and the Master Partnership, the aggregate amount of payment obligations of each of the General Partner and the Master Partnership, including, without limitation, the Minimum Quarterly Distribution (as defined in the Agreement of Limited Partnership of the Master Partnership) on all Units with respect to such fiscal quarter.

                  "Cap Ex Accepting Holders" shall have the meaning specified in
         Section 4J(iii).

                  "Cap Ex Allocable Proceeds" shall have the meaning specified in Section 4J(ii).

                  "Cap Ex Difference" shall have the meaning specified in
         Section 5S.

                  "Cap Ex Non-Accepting Holders" shall have the meaning specified in Section 4J(ii).

                  "Cap Ex Pro Rata Option" shall have the meaning specified in
         Section 4J(iii).

                  "Capital Expenditures" shall mean, without duplication, with respect to the Company and its Subsidiaries, any amounts expended, incurred or obligated to be expended during or in respect of a period for any improvement, maintenance or purchase for value of any asset that should be classified on a consolidated balance sheet of such Person prepared in accordance with GAAP as a fixed or capital asset (including capitalized costs in respect of intellectual property)."

                  "La Grange" means La Grange Acquisition, L.P., a Texas limited partnership.

                  "La Grange Acquisition" means, collectively, (i) the acquisition by La Grange Energy, L.P. of the equity interests of U.S. Propane, all in accordance with the Acquisition Agreement dated as of November 6, 2003, as amended or modified, and (ii) the acquisition by the Master Partnership of substantially all of the assets of La Grange and its Subsidiaries and the other transactions contemplated in connection therewith, all in accordance with the Contribution Agreement dated as of November 6, 2003, as amended or modified.

                  "Minimum Cap Ex Funding Amount" shall have the meaning specified in Section 5S.

                  "Percentage of Aggregate Available Cash" shall mean, with respect to any fiscal quarter of the Company, the percentage determined by multiplying (i) a fraction consisting of a numerator equal to the Company's Available Cash for that period and a denominator equal to the Aggregate Available Cash by (ii) 100.

                  "Permitted GP Entity" shall mean any one or combination of (i) Persons or a group of related persons (as such terms are defined in the Exchange Act) who directly or indirectly beneficially own (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) the Capital Stock of the General Partner immediately following the consummation of the La Grange Acquisition, and (ii) Current Management or group of related persons (as so defined) including Current Management."

                  "Rating Agency" shall mean at least one of Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Moody's Investors Service, Inc. or Fitch Ratings and any of their respective successors and assigns.

                                   ARTICLE II
                      WAIVER, MODIFICATIONS AND AMENDMENTS

         II-A. The Required Holders of Notes outstanding under each of the Outstanding Agreements hereby (i) waive compliance by the Company with respect to Section 6M(ii) of each of the Outstanding Agreements in connection with amendments to each of the Partnership Documents necessary to permit La Grange Energy, L.P. to be substituted, directly or indirectly, as the sole equity holder(s) of U.S. Propane and (ii) agree and acknowledge that each of the Partnership Documents, as modified and amended, shall constitute the "Partnership Agreement" and the "Partnership Documents" for purposes of each of the Outstanding Agreements.

         II-B. The Required Holders of Notes outstanding under each of the Outstanding Agreements hereby agree and acknowledge that Section 8B of each of the Outstanding Agreements shall be deemed modified to reflect the transactions contemplated by this Sixth Amendment Agreement upon the occurrence of such actions.

         II-C. From the effective date of this Sixth Amendment Agreement in accordance with the terms and conditions of Article III hereof (the "Effective Date") until such date as the Notes are rated not less than "BBB-" (or a comparable rating) by a Rating Agency (an "Investment Grade Rating"), the interest rate per annum specified in each Note issued heretofore and outstanding as of the Effective Date shall increase by 100 basis points (1.00%) (which 100 basis points (1.00%) shall be referred to herein as the "Non-Investment Grade Interest Increase"); provided, however, that if, at any time, two or more Rating Agencies shall have given long-term debt ratings to the Notes and such ratings fall within different rating categories (after giving effect to numerical or other qualifiers), the lower rating (i.e. worse) of a Rating Agency will control for purposes of the foregoing. After the Non-Investment Grade Interest Increase becomes applicable, (a) if at any time the Notes are rated an Investment Grade Rating by each Rating Agency, the interest rate on the unpaid balance thereof, commencing on the date of such rating change, shall revert to the interest rate per annum specified in such Note and interest on such Note shall not include the Non-Investment Grade Interest Increase and (b) if at any time the Notes are not rated an Investment Grade Rating by any Rating Agency, the interest rate on the unpaid balance thereof, commencing on the date of such rating change, shall be the interest rate per annum specified in such Note and increased by the Non-Investment Grade Interest Increase. In addition to (and not in limitation of) the Non-Investment Grade Interest Increase described in the foregoing sentences, if at any time that the highest debt rating of the Notes shall be rated "B+" or lower (i.e. worse) by any Rating Agency, the interest rate of each
Note issued heretofore and outstanding as of the date of such rating change shall increase by 100 basis points (1.00%), but only for so long as such rating of "B+" or lower shall remain in effect. In furtherance of the foregoing, the parties to this Sixth Amendment Agreement hereby agree and acknowledge that the forms of Notes attached to each of the Outstanding Agreements are hereby amended and modified with respect to all Notes issued after the date of the effectiveness of this Sixth Amendment Agreement to include the above paragraph and interest shall continue to be calculated as provided in each of the Outstanding Agreements. All Outstanding Notes issued prior to the date of the effectiveness of this Sixth Amendment Agreement will remain in their current form; provided that, at the request of any holder of the Outstanding Notes, the Company will execute and deliver to each such holder an attachment (the "Sticker") setting forth the provisions of this Section II-C, which Sticker shall be attached to each Outstanding Note held by such holder; and, provided, further, that the failure to attach such Sticker to any Outstanding Note shall not affect the validity or binding effect of this Section II-C.

                                   ARTICLE III
                           CONDITIONS OF EFFECTIVENESS

         The effectiveness of this Sixth Amendment Agreement (and each of the amendments contained herein) is subject to the satisfaction of the following conditions:

                  (a) the Required Holders under each of the Outstanding Agreements shall have consented to this Sixth Amendment Agreement as evidenced by their execution thereof;

                  (b) the requisite percentage of lenders under the Credit Agreement (the "Lenders") shall have agreed to all amendments to the Credit Agreement necessary to effect this Sixth Amendment Agreement and a copy thereof shall have been provided to the holders of the Outstanding Notes. In the event the Company agrees that the Lenders or holders of any of the Outstanding Notes shall be granted any additional or more restrictive financial or negative covenants or events of default than the financial or negative covenants or events of default that are imposed on the Company under the Outstanding Agreements, as amended hereby, the Company agrees that the holders of all other Outstanding Notes shall also be granted such more restrictive covenants or events of defaults;

                  (c) upon the satisfaction of subclause (a), each of the holders of the Outstanding Notes shall have received an amendment fee from the Company in an amount equal to 0.25% of the aggregate principal amount of the Outstanding Notes held by such holder (the "Amendment Fee") and a Responsible Officer of the Company shall have certified to each such holder (the truth and the accuracy of which certification shall constitute a condition of effectiveness of this Sixth Amendment Agreement) that the Lenders have received no amendment fees or other consideration (including increase in coupon) greater than the Amendment Fee; and

                  (d) Winston & Strawn LLP shall have delivered a non-consolidation opinion as to the Company and La Grange, which opinion shall be in a form and substance satisfactory to the holders of the Outstanding Notes and their counsel.

         Notwithstanding the foregoing, no amendment, waiver or modification set forth in this Sixth Amendment Agreement (other than (i) the amendments set forth in Sections I-I and I-Q above, (ii) the new Section 5-U set forth in Section I-F above, (iii) the amendment set forth in Section I-G above, (iv) the amendment of the definitions of "Acquisition Facility" and "Revolving Working Capital Facility" set forth in Section I-P above and (v) the payment of the Amendment Fee described in (c) above, which shall become effective on the date on which the conditions described in (a), (b) and (without duplication) (c) are satisfied) shall become effective or be given full force and effect until the consummation of the acquisition by the Master Partnership of substantially all of the assets of La Grange and its subsidiaries and the other transactions contemplated in connection therewith, all in accordance with the terms and conditions of the Contribution Agreement dated as of November 6, 2003 (as amended or modified, the "La Grange Closing").

                                   ARTICLE IV
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         In order to induce the holders of the Notes to enter into this Sixth Amendment Agreement, the Company represents and warrants that (a) no Default or Event of Default has occurred and is continuing; and (b) after giving effect to this Sixth Amendment Agreement, no Event of Default shall have occurred.

         The Company hereby agrees and covenants that promptly after, and in any event no later than the fifth (5th) Business Day following the La Grange Closing, each of the holders of the Outstanding Notes shall have received a closing fee from the Company in an amount equal to 0.125% of the aggregate principal amount of the Outstanding Notes held by such holder (the "Closing Fee") and a Responsible Officer of the Company shall have certified to each such holder that the Lenders have received no closing fees or other consideration (including increase in coupon) greater than the Closing Fee.

                                    ARTICLE V
                                  MISCELLANEOUS

         V-A. If the foregoing is acceptable to you, kindly note your acceptance in the space provided below and upon satisfaction of the conditions to effectiveness set forth in Article III above, your consent to this Sixth Amendment Agreement shall be deemed to have been given and the Outstanding Agreements shall be amended as set forth above.

         V-B. This Sixth Amendment Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Sixth Amendment Agreement.

         V-C. Except as amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Outstanding Agreements shall remain unaltered and in full force and effect and the Outstanding Agreements, as amended hereby, are in all respects agreed to, ratified and confirmed by the Company. The Company acknowledges and agrees that the granting of amendments herein shall not be construed as establishing a course of conduct on the part of the holders of the Outstanding Notes upon which the Company may rely at any time in the future.

         V-D. Upon the effectiveness of this Sixth Amendment Agreement, each reference in each Outstanding Agreement and in other documents describing or referencing such Outstanding Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to such Outstanding Agreement, shall mean and be a referenced to such Outstanding Agreement as amended hereby.

                      [signature pages immediately follow]

                                     Very truly yours,

                                     HERITAGE OPERATING, L.P.

                                     By: U.S. Propane L.P., General Partner
                                           By: U.S. Propane, L.L.C., General
                                           Partner

                                     By:  _____________________________________
                                     Its: _____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

JOHN HANCOCK LIFE INSURANCE COMPANY
(FORMERLY KNOWN AS JOHN HANCOCK MUTUAL
LIFE INSURANCE COMPANY)

By: _____________________________________
Its: ____________________________________

JOHN HANCOCK VARIABLE LIFE INSURANCE
COMPANY

By: _____________________________________
Its: ____________________________________

MELLON BANK, N.A., solely in its capacity as Trustee for the Long-Term Investment Trust
(as directed by John Hancock Life Insurance
Company), and not in its individual capacity

By: _____________________________________
Its: ____________________________________

SIGNATURE 6 LIMITED

By: John Hancock Life Insurance Company, as
Portfolio Advisor

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

JOHN HANCOCK LIFE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

JOHN HANCOCK VARIABLE LIFE INSURANCE
COMPANY

By: _____________________________________
Its: ____________________________________

MELLON BANK, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust
(as directed by John Hancock Life Insurance
Company), and not in its individual capacity

By: _____________________________________
Its: ____________________________________

MELLON BANK, N.A., solely in its capacity as Trustee for the Long-Term Investment Trust
(as directed by John Hancock Life Insurance
Company), and not in its individual capacity

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

By:  David L. Babson & Company, Inc.
      its Investment Advisor

By: _____________________________________
Its: ____________________________________

C.M. LIFE INSURANCE COMPANY
c/o Massachusetts Mutual Life Insurance Company

By:  David L. Babson & Company, Inc.
     its Investment Advisor

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PRINCIPAL LIFE INSURANCE COMPANY
(fka Principal Mutual Life Insurance Company)

By:  Principal Capital Management, LLC,
     its authorized signatory

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NEW YORK LIFE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION

By:  New York Life Investment Management,
     its Investment Manager

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By: _____________________________________
Its: ____________________________________

      The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

J. ROMEO & CO.

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PACIFIC LIFE INSURANCE COMPANY
(formerly Pacific Mutual Life Insurance Company)

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

PACIFIC LIFE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PHOENIX HOME LIFE MUTUAL INSURANCE
COMPANY

By: _____________________________________
Its: ____________________________________

PHOENIX HOME LIFE MUTUAL INSURANCE
COMPANY, PHOENIX INVESTMENT PARTNERS, LTD.

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

RELIASTAR LIFE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

HARE & CO.

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

BOST & CO.

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

ALLSTATE LIFE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

ALLSTATE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

MAC & CO.

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By: CIGNA Investments, Inc. (authorized agent)

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:  CIGNA Investments, Inc. (authorized agent)

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

CLARICA LIFE INSURANCE COMPANY-U.S.

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

By:      GE ASSET MANAGEMENT INCORPORATED,
         its investment advisor

By: _____________________________________
Its: Vice President - Private Investments

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

METROPOLITAN LIFE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NATIONWIDE LIFE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

NATIONWIDE MUTUAL INSURANCE COMPANY

By: _____________________________________
Its: ____________________________________

      The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PRINCIPAL LIFE INSURANCE COMPANY
By:  Principal Capital Management, LLC,
     a Delaware limited liability company,
     its authorized signatory

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

         The foregoing Sixth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of November 18, 2003, and the undersigned hereby confirms that on November 18, 2003 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: _____________________________________
Its: ____________________________________

By: _____________________________________
Its: ____________________________________

                                   SCHEDULE 1

                                                                                PRINCIPAL AMOUNT AND
                                                                               SERIES OF OUTSTANDING
                           NAME OF HOLDER                                         NOTES HELD AS OF
                        OF OUTSTANDING NOTES                                      NOVEMBER 18, 2003
-----------------------------------------------------------------------   --------------------------------
John Hancock  Life Insurance Company                                       $ 10,400,000 1996 Notes

John Hancock Life Insurance Company                                        $ 6,400,000 1996 Notes

John Hancock Variable Life Insurance Company                               $ 800,000 1996 Notes

Mellon Bank, N.A., solely in its capacity as                               $ 768,000 1996 Notes
Trustee for the Bell Atlantic Master Trust
(as directed by John Hancock Life Insurance Company)

Mellon Bank, N.A., solely in its capacity as                               $ 1,632,000 1996 Notes
Trustee for the Long-Term Investment Trust
(as directed by John Hancock Life Insurance Company)

Massachusetts Mutual Life Insurance Company                                $ 12,000,000 1996 Notes

Principal Life Insurance Company (f/k/a                                    $ 12,000,000 1996 Notes
Principal Mutual Life Insurance Company)

New York Life Insurance Company                                            $ 10,000,000 1996 Notes

Teachers Insurance and Annuity Association of America                      $ 10,000,000 1996 Notes

Bost & Co. c/o Mellon Bank                                                 $ 8,000,000 1996 Notes

J. Romeo & Co. c/o Chase Manhattan Bank                                    $  2,800,000 1996 Notes

J. Romeo & Co. c/o Chase Manhattan Bank                                    $  3,200,000 1996 Notes

Pacific Mutual Life Insurance Company  (Nominee:  Mac & Co.)               $ 4,400,000 1996 Notes

Phoenix Home Life Mutual Insurance Company                                 $ 4,000,000 1996 Notes

Hare & Co. c/o Bank of New York                                            $ 2,400,000 1996 Notes

Protective Life Insurance Company (c/o Hare & Co. c/o Bank of New York,    $ 4,000,000 1996 Notes
as nominee)

Allstate Insurance Company                                                 $ 1,600,000 1996 Notes

Allstate Life Insurance Company                                            $ 1,600,000 1996 Notes

MAC & Co.                                                                  $ 12,000,000 Series A Notes

New York Life Insurance Company                                            $5,000,000 Series B Notes

New York Life Insurance and                                                $7,000,000 Series B Notes
   Annuity Corporation

MAC & Co.                                                                  $8,000,000 Series B Notes

Allstate Life Insurance Company                                            $2,142,857 Series C Notes

Clarica Life Insurance Company-U.S.                                        $ 2,400,000 Series 2000 A Notes

Nationwide Life Insurance Company                                          $ 4,000,000 Series 2000 A Notes

Nationwide Life and Annuity Insurance Company                              $ 800,000 Series 2000 A Notes

Nationwide Mutual Fire Insurance Company                                   $ 1,600,000 Series 2000 A Notes

Nationwide Mutual Insurance Company                                        $ 1,600,000 Series 2000 A Notes

Sun Life Assurance Company of Canada                                       $ 1,200,000 Series 2000 A Notes

Sun Life Insurance and Annuity Company of New York                         $ 1,200,000 Series 2000 A Notes

CIG & Co. (on behalf of Connecticut General Life                           $1,000,000 Series 2000 B Notes
Insurance Company)

CIG & Co. (on behalf of Connecticut General Life                           $500,000 Series 2000 B Notes
Insurance Company)

CIG & Co. (on behalf of Connecticut General Life                           $3,500,000 Series 2000 B Notes
Insurance Company)

CUDD & Co. (on behalf of The Guardian Life                                 $7,000,000 Series 2000 B Notes
Insurance Company of America)

MAC & Co. (on behalf of Pacific Life Insurance Company)                    $15,000,000 Series 2000 B Notes

ReliaStar Life Insurance Company                                           $2,000,000 Series 2000 B Notes

Northern Life Insurance Company                                            $3,000,000 Series 2000 B Notes

GE Edison Life Insurance Company                                           $27,000,000 Series 2000 C Notes

CIG & Co. (on behalf of Connecticut General                                $3,300,000 Series 2000 D Notes
Life Insurance Company)

CIG & Co. (on behalf of Connecticut General                                $3,000,000 Series 2000 D Notes
Life Insurance Company)

CIG & Co. (on behalf of Life Insurance Company                             $3,200,000 Series 2000 D Notes
 of North America)

CUDD & Co. (on behalf of The Guardian Life                                 $7,500,000 Series 2000 D Notes
Insurance Company of America)

Metropolitan Life Insurance Company                                        $30,000,000 Series 2000 D Notes

MAC & Co.                                                                  $2,000,000 Series 2000 D Notes

Principal Life Insurance Company                                           $5,000,000 Series 2000 D Notes

ReliaStar Life Insurance Company of New York                               $2,000,000 Series 2000 D Notes

ReliaStar Life Insurance Company                                           $2,000,000 Series 2000 D Notes

Principal Life Insurance Company                                           $7,000,000 Series 2000 E Notes

John Hancock Life Insurance Company (General Account)                      $25,000,000 Series 2000 F Notes

John Hancock Life Insurance Company (Closed Block)                         $3,000,000 Series 2000 F Notes

John Hancock Variable Life Insurance Company                               $1,000,000 Series 2000 F Notes

Mellon Bank, N.A., Trustee for the Bell Atlantic                           $2,000,000 Series 2000 F Notes
Master Trust

Mellon Bank, N.A. Trustee under the Long-Term                              $2,000,000 Series 2000 F Notes
Investment Trust dated October 1, 1996

Sun Life Assurance Company of Canada (U.S.)                                $5,000,000 Series 2000 F Notes

John Hancock Life Insurance Company                                        $1,900,000 Series 2000 F Notes

John Hancock Variable Life Insurance Company                              $100,000 Series 2000 F Notes

General Electric Capital Assurance Company (nominee is SALKELD & CO.)     $5,000,000 Series 2001 G Notes

Connecticut General Life Insurance Company                                $7,000,000 Series 2001 G Notes

C.M. Life Insurance Company c/o Massachusetts Mutual Life Insurance       $1,000,000 Series 2001 G Notes
Company

Massachusetts Mutual Life Insurance Company                               $6,000,000 Series 2001 G Notes

Hare & Co.                                                                $3,000,000 Series 2001 H Notes

Phoenix Home Life Universal Portfolio                                     $1,500,000 Series 2001 H Notes

PHL Confederated Life Insurance Company                                   $1,500,000 Series 2001 H Notes

Phoenix Home Life General Account/Closed Block Portfolio                  $2,000,000 Series 2001 H Notes

General Electric Capital Assurance Company (nominee is SALKELD & CO.)     $16,000,000 Series 2001 I Notes